UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 29, 2008

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 TABLE OF CONTENTS

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 3.05

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)(1) Increase in Base Salary

On January 29, 2008, the Compensation Committee of the Board of Directors approved the following annual base salary increases for the following executive officers of the Company (as determined in accordance with applicable Securities and Exchange Commission regulations): from $425,000 to $475,000 for Thomas W. Bishop; from $420,000 to $450,000 for Reed N. Brimhall; from $480,000 to $550,000 for H. Thomas Hicks; from $550,000 to $600,000 for Gary V. Jandegian; from $305,000  to  $340,000 for Susan B. Kilgannon; from $420,000  to $500,000 for Joseph Masters and from $475,000 to $525,000 for Randall A. Wotring.

 (e)(2) Adoption of Bonus Plan Target Bonuses for 2008

Most of our executive officers and selected senior managers ("Designated Participants") participate annually in our 1999 Incentive Compensation Plan (the "Bonus Plan"). Under the Bonus Plan, the Designated Participants are eligible to earn annual bonuses based on formulas tied to certain predefined financial performance targets that are established annually by the Compensation Committee of our Board of Directors. Each Designated Participant is assigned a "Target Bonus" at the beginning of the fiscal year, expressed as a percentage of his or her annual base salary.

On January 29, 2008, the Compensation Committee established the following Target Bonuses for the following executive officers with respect to their participation in the Bonus Plan for fiscal year 2008:  Thomas W. Bishop, 70%; Reed N. Brimhall, 60%; H. Thomas Hicks, 100%; Gary V. Jandegian, 100%; Susan B. Kilgannon, 45%; Joseph Masters, 70%  and Randall A.Wotring, 100%.

No adjustments were discussed or  made at this meeting with respect to the compensation of Martin M. Koffel.  Information regarding compensation of Thomas H. Zarges, the newly appointed President of our Washington Division, is reported in an amendment, of even date herewith, to the Form 8-K filed with the Securities and Exchange Commission on January 16, 2008 reporting his appointment to that position.

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 30, 2008, our Board of Directors, upon recommendation of our Board Affairs Committee,  adopted amendments to our  Bylaws (the “Bylaws”) to make affirmative provision for the issuance and transfer of uncertificated shares of capital stock in accordance with requirements of the electronic Direct Registration System (“DRS”) administered by the Depository Trust Company. The amendments were effective upon adoption by our Board of Directors.

The foregoing description of the amendments to our Bylaws is qualified in its entirety by reference to our Bylaws, as amended on January 30, 2008, a copy of which is attached hereto as Exhibit 3.05 and incorporated by reference into this Item 5.03.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description
3.05	Bylaws, as Amended as of January 30, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: February 4, 2008	By:	/s/Reed N. Brimhall
Reed N. Brimhall
Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description
3.05	Bylaws, as Amended as of January 30, 2008